UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 12 OR 14(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 8, 2004

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 0-19658

Delaware	75-2398532
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

6250 LBJ Freeway
Dallas, Texas 75240
(972) 387-3562
www.tuesdaymorning.com

(Address, zip code and telephone number, including area code, of registrant’s principal executive offices)

Not applicable

(Former name or former address,
if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of business acquired.

(None)

(b)           Pro Forma Financial Information.

(None)

(c)           Exhibits.

The following exhibit is filed herewith:

EXHIBIT NUMBER	EXHIBIT
99.1

Press release dated January 8, 2004 entitled: “Tuesday Morning Corporation Announces Record Sales Results. Fourth Quarter Comparable Store Sales Gain of 3.2% Drives Record Sales of $321.0 Million for Fourth Quarter; $822.6 Million for Fiscal Year”

ITEM 9.  REGULATION FD DISCLOSURE.

On January 8, 2004, Tuesday Morning Corporation, a Delaware corporation, issued a press release announcing record fourth quarter sales, full year sales, comparable store sales increase and estimated increase in earnings per share for the quarter and full year ending December 31, 2003.  The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

/s/ Loren K. Jensen

By:	Loren K. Jensen
Its:	Executive Vice President and Chief
Financial Officer

Date:  January 8, 2004

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